Exhibit 99.1

SOW GOOD INC.

NASDAQ: SOWG

A TRANSFORMATIVE ACQUISITION

ANCHORING THE WEST'S BATTERY SUPPLY CHAIN

Acquisition of the Nachu Graphite Project, one of the largest high-purity natural flake graphite deposits outside China.

~US$107M
ALL-STOCK CONSIDERATION

US$1.2B
NPV_{10} REPORTED BY RYZON*

51%
IRR REPORTED BY RYZON*

~11x
IMPLIED VALUE MULTIPLE*

APRIL 22, 2026 / INVESTOR PRESENTATION

**Metrics as publicly reported by Ryzon under the JORC Code 2012, not S-K 1300; historical estimates not independently verified by Sow Good. Implied value multiple is reported NPV_{10} divided by transaction consideration.*

IMPORTANT INFORMATION

Disclaimers & Forward-Looking Statements

General. This presentation has been prepared by Sow Good Inc. (the "Company", "Sow Good" or "SOWG") solely for informational purposes in connection with the announcement of its proposed acquisition of the Tanzanian subsidiaries of Ryzon Materials Ltd ("Ryzon"), which together hold the Nachu Graphite Project (the "Transaction"). It does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would otherwise be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication is restricted by law. It is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law. The Consideration Shares to be issued pursuant to the Transaction have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and are expected to be issued in reliance on available exemptions, including Regulation S and/or Section 4(a)(2). In connection with the Acquisition, the Company intends to file with the U.S. Securities and Exchange Commission (the "SEC") an Information Statement pursuant to Section 14(c) of the Exchange Act of 1934 (the "Information Statement"), in preliminary and definitive form, and other required documents regarding the Acquisition with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE INFORMATION STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE TARGETS, THE ACQUISITION, AND THE RELATED RISKS AND RELATED MATTERS.

Forward-Looking Statements. This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are based on current assumptions and include statements regarding the expected timing and completion of the Transaction, the anticipated benefits of the Transaction, the expected development of the Nachu Project, receipt of stockholder and regulatory approvals, future financial and operational performance, the ability to maintain the current offtake agreement and secure additional offtake agreements, project financing, the ability to construct and operate Nachu within estimated capital and operating cost parameters, geopolitical risks in Tanzania, and risks associated with the use of Chinese EPCM contractors under IRA/FEOC and EU CRMA. These statements are subject to risks and uncertainties that could cause actual results to differ materially. Additional risk factors are discussed in the Company's filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2025.

SOW GOOD INC. / NASDAQ: SOWG 2

IMPORTANT INFORMATION

Disclaimers & Forward-Looking Statements

Mineral Estimates and Technical Disclosure. All mineral resource, mineral reserve, production, NPV_{10}, IRR, capital cost and operating cost figures cited herein have been derived from Ryzon's public disclosures, including the 2022 BFS Update prepared under the JORC Code 2012, and constitute historical estimates within the meaning of S-K 1300. They have not been independently verified by, and are not adopted or endorsed by, the Company. Following closing, the Company intends to commission a technical report summary for the Nachu Project in compliance with S-K 1300 prepared by an independent qualified person. Investors should not place undue reliance on Ryzon's historical estimates. See "Cautionary Note Regarding Mineral Estimates" and "JORC Code 2012 vs. S-K 1300" at the back of this presentation.

Non-GAAP Measures. Certain metrics referenced herein are not recognized measures under U.S. GAAP and may not be comparable to similarly titled measures used by other companies. Investors should not consider such measures in isolation or as a substitute for GAAP measures.

No Representation and Warranties. This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Sow Good Inc. or any of its subsidiaries. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Sow Good Inc. or any of its affiliates, directors, officers, employees or advisors or any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) in this presentation or in any other written, oral or other communication transmitted or otherwise made available to any party in the course of its evaluation of a possible investment and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Sow Good Inc. disclaims any duty to update the information contained in this presentation.

SOW GOOD INC. / NASDAQ: SOWG 2

THE OPPORTUNITY

A US$1.2B NPV_{10} Asset for ~US$107M in Paper.

THE TRANSACTION

Sow Good acquires 100% of Ryzon's Tanzanian subsidiaries, which hold the Nachu Graphite Project. The Company repositions as a critical minerals and battery anode developer.

STRUCTURE	100% share purchase
CONSIDERATION	AUD$150M (~US$107M)
FORM	All-stock — SOWG common
SHARES ISSUABLE	~334M at US$0.3209 VWAP
ESCROW	AUD$15M over 12 / 18 months
APPROVALS	SOWG stockholders + Tanzania

RESOURCE (JORC 2012)

174 Mt

at 5.4% TGC; 9.3 Mt contained graphite

REPORTED NPV_{10}/ IRR

US$1.2B / 51%

Post-tax NPV_{10} per Ryzon 2022 BFS Update*

CONCENTRATE PURITY

98.5–99%

TGC via flotation alone, no chemical purification*

MINE LIFE

15.5 yrs

~236 ktpa steady-state concentrate per Ryzon*

**Per Ryzon's 2022 BFS Update under JORC Code 2012, not S-K 1300. Historical estimates not independently verified by Sow Good.*

SOW GOOD INC. / NASDAQ: SOWG

3

THE INVESTMENT CASE

Why This, Why Now.

A Rare Asset at a Rare Price

Reported post-tax NPV_{10} of ~US$1.2B and 51% IRR for ~US$107M of SOWG paper — an ~11x implied differential if confirmed under S-K 1300.*

World-Class Geology

174 Mt JORC 2012 resource at 5.4% TGC; 98.5–99% purity concentrate through flotation alone — a rarity globally.*

Hard-Won Permits

Bankable Feasibility Study complete; Special Mining Licence SML 550/2015; 10-year Special Economic Zone tax exemption.*

Tier-1 EV Offtake in Place

Binding offtake reported with a Tier-1 EV/ESS manufacturer — cornerstone demand to be re-confirmed post-closing.*

Ride the Western Supply Wave

IRA/FEOC and EU CRMA are forcing automakers off Chinese-controlled graphite. Western-aligned supply trades at scarcity value.

A Platform, Not a One-Off

Foundational acquisition. U.S. listing unlocks capital for downstream anode processing and additional battery metals.

Reported by Ryzon under the JORC Code 2012; historical estimates under S-K 1300 that have not been independently verified and are not endorsed by the Company.

SOW GOOD INC. / NASDAQ: SOWG

4

THE VALUE GAP

~US$107M In. US$1.2B Reported Value Out.*

WHAT SOW GOOD PAYS

~$107M

ALL-STOCK

AUD$150M paid in SOWG common stock, less any Ryzon net debt at completion. ~334M Consideration Shares at 10-day VWAP of US$0.3209.

=

WHAT RYZON HAS REPORTED NACHU IS WORTH

$1.2B

POST-TAX NPV$_{10}$ PER RYZON'S 2022 BFS UPDATE*

51%	19 MO	$394M	15.5 YRS
IRR	PAYBACK	INITIAL CAPEX	MINE LIFE

~11x implied multiple of consideration if confirmed under S-K 1300*

*Implied value differential is based on Ryzon's reported post-tax NPV$_{10}$ under JORC 2012 vs. all-stock consideration. Historical estimates not independently verified by Sow Good. Actual value under S-K 1300 may differ materially.

SOW GOOD INC. / NASDAQ: SOWG

5

INDUSTRY BACKDROP

Graphite. The Largest Material in a Battery.

25-30%

OF LI-ION CELL WEIGHT

is spherical graphite used in the anode — the single largest component of a Li-ion battery by mass.

CRITICAL MINERAL IN U.S., EU, UK, JAPAN, AUSTRALIA

Dominant Anode Feedstock

High-purity, large-flake natural graphite is the preferred feedstock for spherical graphite: superior electrochemistry, lower cost, lower carbon footprint than synthetic alternatives.

EV and ESS Demand Inflection

EV and energy storage penetration is driving a multi-decade demand curve that existing supply cannot meet. Industry analysts project a structural deficit emerging through the late 2020s.

Lower-Carbon Alternative

Natural graphite has a materially lower embedded carbon footprint than synthetic graphite, increasingly relevant to automaker Scope 3 targets and lifecycle regulation.

SOW GOOD INC. / NASDAQ: SOWG

6

CRITICAL MINERAL STATUS

Every Western Government Agrees. Graphite Is Critical.

U.S. GEOLOGICAL SURVEY

CRITICAL MINERAL

Natural graphite on every USGS Final List of Critical Minerals since 2018. Formally designated under the Energy Act of 2020.

U.S. DEPT OF ENERGY

CRITICAL MATERIAL

DoE 2023 Critical Materials Assessment: natural graphite listed as critical in both the near-term (2020–2025) and medium-term (2025–2035) horizons.

U.S. DEPT OF DEFENSE

STRATEGIC MATERIAL

Eligible for Defense Production Act Title III investments. Natural graphite is part of the National Defense Stockpile strategy.

EUROPEAN UNION

STRATEGIC RAW MATERIAL

Critical Raw Materials Act (2024) lists natural graphite among strategic raw materials requiring diversified supply.

UNITED KINGDOM

CRITICAL MINERAL

UK Critical Minerals Strategy (2022; refreshed 2023) lists natural graphite as a Group 1 critical mineral.

JAPAN / AUSTRALIA

CRITICAL MATERIAL

Japan METI Critical Minerals Strategy and Australia's Critical Minerals List both designate natural graphite.

Sources: USGS Final List of Critical Minerals (2022); DoE Critical Materials Assessment (2023); U.S. DoD; European Commission Critical Raw Materials Act (2024); UK Department for Business & Trade; METI Japan; Australian Government.

SOW GOOD INC. / NASDAQ: SOWG
7

GOVERNMENT AS A TAILWIND

Washington Has Moved From Studying the Problem to Funding the Solution.

EXECUTIVE ORDERS

2017 — **EO 13817** **Federal Strategy on Critical Minerals**

Ordered a federal strategy to reduce reliance on foreign critical minerals.

2020 — **EO 13953** **Threat from Foreign Adversaries**

Declared a national emergency over reliance on critical minerals from foreign adversaries.

2021 — **EO 14017** **America's Supply Chains**

Initiated the 100-day supply chain review covering critical minerals and batteries.

2025 — **March 2025 EO** **Increase American Mineral Production**

Invoked the Defense Production Act to accelerate domestic critical mineral production.

2025 — **April 2025 EO** **Offshore Critical Minerals**

Expanded federal support for unlocking offshore and allied-nation critical mineral sources.

FEDERAL CAPITAL + TAX CREDITS

DPA TITLE III

Defense Production Act grants and direct investments in domestic critical mineral production. Precedent: a U.S. natural graphite project received a ~US$37.5M DPA Title III award in 2023.

DOE LOAN PROGRAMS OFFICE

Title XVII Innovative Energy loans and ATVM manufacturing loans — tens of billions in low-cost federal debt for battery materials projects.

DEVELOPMENT FINANCE CORP (DFC)

Direct equity, loans and insurance for critical mineral projects outside the U.S., aligned with allied-nation supply chains.

EXPORT-IMPORT BANK + USTDA

EXIM "China and Transformational Exports" programs and USTDA feasibility grants support ex-China critical minerals infrastructure.

45X / 48C TAX CREDITS

Advanced Manufacturing Production Credit (Sec. 45X) pays per-kilogram for qualifying critical materials; 48C for clean-energy manufacturing capex.

30D FEOC SOURCING

Clean Vehicle Credit sourcing rules make non-FEOC graphite more valuable to U.S. automakers — structurally advantaging Western-aligned supply.

Illustrative only. Sources: Federal Register, U.S. Department of Energy, U.S. Department of Defense, DFC, EXIM Bank. Eligibility of the Nachu Project for any U.S. program is subject to applicable law and not assured.

SOW GOOD INC. / NASDAQ: SOWG

8

DEMAND-SIDE MANDATES

Sourcing Rules That Force EV Buyers Off China.

~70%

CHINESE SHARE OF GLOBAL NATURAL FLAKE GRAPHITE MINE PRODUCTION

>95%

CHINESE SHARE OF GLOBAL SPHERICAL/COATED ANODE PROCESSING CAPACITY

U.S. Inflation Reduction Act

Section 45X manufacturing credits and Clean Vehicle Credit sourcing requirements. Foreign Entity of Concern (FEOC) provisions restrict Chinese-controlled supply from qualifying.

EU Critical Raw Materials Act

2030 benchmarks: 10% domestic extraction, 40% processing, 25% recycling, and no single third country exceeding 65% of any strategic raw material.

UK / Japan / Australia

Aligned critical minerals strategies and bilateral partnerships channeling public and private capital toward Western-aligned graphite and anode projects.

Source: U.S. DoE, IEA, Benchmark Mineral Intelligence, European Commission. Percentages are management estimates from public sources.

SOW GOOD INC. / NASDAQ: SOWG

9

SUPPLY / DEMAND

A Structural Deficit — And It's Growing.

FORECAST FLAKE GRAPHITE SUPPLY DEFICIT


Tonnes
Forecasted Natural Flake Supply Deficit
400,000
-300,000
-1,000,000
1,700,000
2,400,000
3,100,000
3,800,000
4,500,000
5,200,000
5,900,000
6,600,000
7,300,000
8,000,000
Balance - Operation, highly probable
Balance - Operation, highly probable, probable
1. BMI calculations assuming an average plant size of 56,000 tonnes a year and no contribution from recycling.

Balance of operation (tonnes) — probable and highly probable

UNMET FORECAST DEMAND TO 2040


10,000,000
7,500,0000
5,000,000
2,500,000
Unmet Forecasted Demand out to 2040
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040
Total Demand
Possible additional tonnes
Probable additional tonnes
Highly Probably additional tonnes
Operational supply

Cumulative additional supply required (tonnes)

Source: Ryzon Corporate Presentation (Sep 2025), referencing Benchmark Mineral Intelligence. Assumes average plant size of 56,000 tpa and no recycling contribution. Not independently verified by Sow Good.

SOW GOOD INC. / NASDAQ: SOWG
10

THE ASSET

Nachu. A World-Class Flake Graphite Project.



NACHU GRAPHITE PROJECT

Ruangwa District, Lindi Region, Southern Tanzania

STATUS

BFS COMPLETE

Bankable Feasibility Study completed (2022, JORC 2012); all principal permits secured.*

PURITY

98.5-99%

TGC through flotation alone — no chemical purification.*

PRODUCTION

~236 ktpa

Designed steady-state from 5 Mtpa ROM throughput.*

PRODUCT MIX

3 FLAKE SIZES

Super Jumbo / Jumbo / Fine (~9% / 32% / 59%).*

**Metrics per Ryzon's 2022 BFS Update under JORC Code 2012, not S-K 1300. Historical estimates not independently verified by Sow Good.*

SOW GOOD INC. / NASDAQ: SOWG

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LOCATION

Strategic Access. Existing Infrastructure.


WETE
CHAKE CHAKE
TANGA
MOSHI
ARUSHA
ZANZIBAR
DAR ES SALAAM
NACHU
MUSOMA
BARIADI
BABATI
KIBAHA
MOROGORO
BUKOBA
MWANZA
SHINYANGA
SINGIDA
DODOMA
GEITA
LINDI
MTWARA
TABORA
IRINGA
NJOMBE
SONGEA
KIGOMA
MPANDA
MBEYA
SUMBAWANGA
VWAWA
BURUNDI
MOZAMBIQUE

~20 km
from the town of Ruangwa

~220 km
sealed/unsealed road to the deep-water port of Mtwara

~30 km²
Special Mining Licence SML 550/2015 tenement area

WATER + GRID
Mbwemkuru River supply; national grid proximity (additional infrastructure required)*

*Map reproduced from Ryzon Corporate Presentation, September 2025. *Per Ryzon public disclosures; not independently verified.*

SOW GOOD INC. / NASDAQ: SOWG
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RESOURCES & RESERVES

174 Mt at 5.4% TGC. 40-Year Potential Mine Life.*

MINERAL RESOURCE

Classification	Tonnes (Mt)	Grade (% TGC)	Graphite (Mt)
Measured	63	4.7	3.0
Indicated	61	5.7	3.5
Inferred	50	5.8	2.9
Total mineral resources	**174**	**5.4**	**9.3**

ORE RESERVES

Classification	Tonnes (Mt)	Grade (% TGC)	Graphite (Mt)
Proved	50.5	4.6	2.3
Probable	25.7	5.1	1.3
Total ore reserves	**76.3**	**4.8**	**3.7**

40 YR

Potential mine life at full resource utilization per Ryzon; current plan 15.5 yrs at 5 Mtpa ROM.

71%

Measured and Indicated — high classification confidence across the global resource base.

~2%

Current resource covers only ~2% of prospecting licence area — material upside potential.

5.2% TGC

Steady-state head grade years 2–12 of the 15.5-year mine plan.

**Source: Ryzon ASX Announcements 1 Feb 2016 (resources) and 27 Sep 2022 (reserves), prepared under JORC Code 2012 — not S-K 1300; historical estimates not independently verified by Sow Good.*

SOW GOOD INC. / NASDAQ: SOWG
13

DIFFERENTIATED PROCESSING

98.5%+ Purity. No Chemical Purification.



Traditional Process
Mining
Flotation
Harsh Chemical Purification
Micronisation
Spheronisation
Coating
Thermal Treatment
Ryzon Process
Mining
Flotation
Unique Purification
Micronisation
Spheronisation
Coating
Thermal Treatment
Our Process Differentiators
HIGH PURITY
High purity (99%), minimal impurities mainly present on the flake surface than in between crystal planes vs traditional concentrate at 94%
NO CHEMICAL PURIFICATION
Ultra-high purity of our Nachu Graphite feedstock
Selective mechanical purification process that requires no harsh chemical purification
NO THERMAL PURIFICATION
Traditional process requires very high temperature purification 2000+°C
Our process requires low (<1000°C) thermal treatment to produce final product

No chemical purification

98.5–99.0% TGC concentrate from flotation alone — avoiding HF and caustic leaching.

Lower thermal treatment

<1,000°C vs. traditional 2,000°C+ processes, materially reducing energy intensity.

Lower-carbon anode

Mechanical, low-energy pathway reduces operating cost and embedded carbon footprint.

Chemical-free flotation to >98.5% TGC is rare globally — a direct consequence of Nachu's large-flake, low-impurity host geology.*

*Flowsheet reproduced from Ryzon Corporate Presentation, September 2025. *Not independently verified by Sow Good.*

SOW GOOD INC. / NASDAQ: SOWG
14

PRODUCT STRATEGY

Three Flake Sizes. Three End-Market Anchors.

SUPER JUMBO

9% OF OUTPUT

~23 ktpa

SIZE
+500 µm, +35 mesh

PURITY
up to 98.5% TGC

KEY MARKETS
Aerospace, composites, niche markets

JUMBO

32% OF OUTPUT

~75 ktpa

SIZE
300–500 µm, +50/-35 mesh

PURITY
up to 98.5% TGC

KEY MARKETS
Expandable graphite, composites, electronics

FINE

59% OF OUTPUT

~138 ktpa

SIZE
sub 300 µm, -50 mesh

PURITY
>99% TGC

KEY MARKETS
Spherical graphite for Li-ion battery anodes

98.5% AVG TGC CONCENTRATE across all three product categories*

*Source: Ryzon Corporate Presentation, September 2025. *Reported by Ryzon under JORC 2012; not independently verified by Sow Good.*

SOW GOOD INC. / NASDAQ: SOWG
15

REPORTED PROJECT ECONOMICS

Potential Near-Term Payback. 51% IRR.*

POST-TAX NPV_{10}

$1.2B

at 10% discount per Ryzon 2022 BFS Update

IRR

51%

Internal rate of return per Ryzon

INITIAL CAPEX

$394M

to first production per Ryzon

PAYBACK

~ 19 mths.

From first capital expenditure per Ryzon 2022 BFS Update

MINE LIFE

15.5 YR

~236 ktpa steady-state concentrate

IF CONFIRMED UNDER S-K 1300, THE IMPLIED VALUE DIFFERENTIAL IS SIGNIFICANT

TRANSACTION CONSIDERATION	REPORTED POST-TAX NPV_{10}	IMPLIED MULTIPLE
~$107M	$1.2B	~11x

Implied value differential is Ryzon's reported post-tax NPV_{10} under JORC 2012 vs. all-stock consideration at 10-day VWAP. Historical estimates not independently verified; actual value under S-K 1300 may differ materially.

*All economic metrics per Ryzon's 2022 BFS Update under JORC Code 2012, not S-K 1300.

SOW GOOD INC. / NASDAQ: SOWG

16

COMMERCIAL ANCHOR

Binding Tier-1 EV Offtake In Place.*

TIER-1 EV + ESS MANUFACTURER

BINDING OFFTAKE

Per Ryzon, one of the world's largest EV manufacturers and a major consumer of graphite for Li-ion battery production.

IF THE OFFTAKE REMAINS IN EFFECT POST-CLOSING:

1. **Cornerstone revenue visibility**
   De-risks Nachu's commercial viability with a contracted demand counterparty.

2. **Strategic supply chain positioning**
   Direct participant in the non-Chinese battery anode supply chain.

3. **Financing credibility**
   Supports project financing with contracted demand from a globally recognized buyer.

4. **Platform for additional offtakes**
   Foundation to pursue further agreements with battery makers and trading houses.

**Per Ryzon public disclosures. Sow Good has not independently verified the terms, conditions, or current status of this offtake and does not adopt or endorse it. Re-confirming or re-establishing the offtake will be a post-closing priority.*

SOW GOOD INC. / NASDAQ: SOWG

17

PERMITS & FISCAL REGIME

Mining Licence + 10-Year Tax Exemption.*

Uranex Tanzania Ltd (UTL)

HOLDER OF SPECIAL MINING LICENCE SML 550/2015

- Nachu mine and extraction plant will operate under UTL
- SML 550/2015 granted by Tanzania's Ministry of Minerals, 9 Sept 2015
- Industrial minerals royalty of 3%

Magnis Technologies Tanzania Ltd (MTT)

HOLDER OF SPECIAL ECONOMIC ZONE LICENCE

- MTT will conduct further product processing for higher purity levels
- 10-year SEZ Licence granted by the Ministry of Industry and Trade
- Nachu processing plant will operate under MTT

SEZ FISCAL BENEFITS FOR MTT ONLY (PER RYZON)*

10 YEARS

Exemption from corporate tax, royalties and withholding tax on dividends, interest and rent

OFFSHORE

Revenues permitted to be paid into offshore accounts

ARBITRATION

International arbitration available for dispute resolution

**Per Ryzon public disclosures; not independently verified. Currently 100% of MTT is held via the Targets; 16% stake in MTT is expected to be granted to the Government of Tanzania as Free Carried Interest.*

SOW GOOD INC. / NASDAQ: SOWG

18

PATH FORWARD

From Signing To First Production.

APR 2026
ANNOUNCE
1

2
TARGETED 2026
PROXY & APPROVALS

POST-APPROVALS
CLOSING
3

4
NEAR-TERM
S-K 1300 TRS

MID-TERM
OFFTAKE & FID
5

6
BEYOND FID
CONSTRUCTION & FIRST PRODUCTION

1. ANNOUNCE
Share Purchase Agreement signed and disclosed

2. PROXY & APPROVALS
SOWG stockholder vote (Nasdaq Rule 5635); Tanzania regulatory

3. CLOSING
Issuance of Consideration Shares, subject to lock-up / dribble-out

4. S-K 1300 TRS
Commission independent technical report summary under S-K 1300

5. OFFTAKE & FID
Re-confirm offtake; finalize EPCM; Final Investment Decision

6. CONSTRUCTION & FIRST PRODUCTION
Execute construction and ramp to steady-state production

Timeline is indicative only. There is no assurance that all conditions to closing will be satisfied or waived, or that the Transaction will be completed on the terms described herein or at all.

SOW GOOD INC. / NASDAQ: SOWG
19

TRANSACTION STRUCTURE

Key Terms of the Share Purchase Agreement.

STRUCTURE


SOW GOOD INC. (NASDAQ: SOWG)
Acquires 100%
TARGETS (TANZANIAN SUBSIDIARIES OF RYZON)
URANEX TANZANIA LTD
Special Mining Licence SML 550/2015
MAGNIS TECHNOLOGIES TZ
Special Economic Zone Licence

KEY COMMERCIAL TERMS

Acquired interest	100% of issued and outstanding shares of the Targets
Aggregate consideration	AUD$150,000,000 (~US$107M)
Form of consideration	SOWG common stock (Consideration Shares)
Shares issuable	~334,150,145 Consideration Shares
Pricing	10-day VWAP of US$0.3209; RBA AUD/USD 0.7149
Less	Ryzon net debt at completion
Escrow Shares / CVRs	33,415,014 shares (AUD$15M) via CVRs in two tranches (12 and 18 mo)
Lock-up / dribble-out	Per Stockholders Agreement at closing
Shareholder approval	SOWG stockholder approval under Nasdaq Rule 5635
Regulatory approvals	Tanzanian Fair Competition Commission and Mining Commission
Other	Customary Closing Conditions, Registration rights for resale of Consideration Shares

SOW GOOD INC. / NASDAQ: SOWG

20

MANAGEMENT COMMENTARY

Voices on the Transaction.

"

Today marks the beginning of Sow Good's transformation into a critical minerals and battery anode company. The Nachu Project is, in our view, one of the premier undeveloped graphite assets in the world... The global battery supply chain is at an inflection point: Western governments and automakers are actively seeking non-Chinese sources of battery-grade graphite, and we believe Nachu is well-positioned to meet that demand. This is not a diversification — it is a strategic repositioning.

SAM GOLDBERG

Chief Executive Officer, Sow Good Inc.

"

Nachu is a technically exceptional asset — 174 million tonnes of mineral resource at 5.4% TGC under the JORC Code 2012, delivering 98.5–99% purity concentrate through flotation alone, without chemical purification. That combination of scale and purity is extremely rare globally. After more than a decade of development work... the missing piece was access to deep, liquid capital markets and the credibility that comes with a U.S. listing.

FRANK POULLAS

Executive Chairman, Ryzon Materials Ltd

SOW GOOD INC. / NASDAQ: SOWG

21

THE COMBINED COMPANY

From Consumer Products to Critical Minerals.

Primary Focus: Nachu Graphite

Advance Nachu toward Final Investment Decision and construction. Commission an independent S-K 1300 technical report summary as a near-term priority.

Critical Minerals Platform

Build a Western-aligned battery metals platform. Evaluate complementary acquisitions in graphite, downstream anode processing, and adjacent critical minerals.

Continued Consumer Segment

Current freeze-dried candy and snack operations continue as a separate business segment, managed to preserve optionality and shareholder value.

Following closing, Sow Good's primary focus will be advancing the Nachu Project toward a Final Investment Decision and construction.

SOW GOOD INC. / NASDAQ: SOWG
22

KEY RISKS

What Investors Should Weigh.

Technical Verification

All Ryzon metrics are JORC 2012 historical estimates; S-K 1300 verification by an independent qualified person may differ materially from amounts presented.

Offtake Re-Confirmation

The reported Tier-1 EV offtake may require re-confirmation or re-establishment post-closing. No assurance of acceptable terms.

Closing Conditions

Completion requires SOWG stockholder approval (Nasdaq Rule 5635) and Tanzanian regulatory approvals; not all may be satisfied or waived.

Tanzanian Jurisdiction

Mining, tax and foreign investment laws in Tanzania are subject to change; fiscal stability and SEZ benefits depend on continued government support.

EPCM / FEOC Exposure

Ryzon's existing EPCM heads of agreement are with a Chinese contractor. Use of Chinese EPCM may affect IRA/FEOC and EU CRMA eligibility; management intends to evaluate alternatives.

Financing & Execution

Development of Nachu will require significant additional capital. No assurance of project financing on acceptable terms, or that construction will meet budget.

This is not an exhaustive list. For a complete discussion of risk factors, refer to Sow Good's Annual Report on Form 10-K for the year ended December 31, 2025 and the information statement to be filed in connection with the Transaction.

SOW GOOD INC. / NASDAQ: SOWG
23

APPENDIX

Cautionary Note Regarding Mineral Estimates.

General. This presentation contains references to mineral resource and mineral reserve estimates, economic analyses, and other technical information prepared by Ryzon Materials Ltd ("Ryzon") under the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves (the "JORC Code 2012"). The JORC Code 2012 is internationally recognized but differs materially from Subpart 229.1300 of Regulation S-K ("S-K 1300"), the disclosure standard applicable to Sow Good as an SEC registrant.

Historical Estimates. The mineral resource and mineral reserve estimates, economic metrics (including NPV_{10}, IRR, and capital and operating cost estimates), production profiles, and other technical data referenced in this presentation have been derived from the 2022 BFS Update and other publicly available disclosures prepared by Ryzon. These estimates constitute historical estimates within the meaning of S-K 1300 and have not been verified by a qualified person retained by Sow Good. Accordingly, these estimates should not be relied upon as if prepared in compliance with S-K 1300.

Investor Cautions. Readers are cautioned that (a) mineral resources are not mineral reserves and do not have demonstrated economic viability; (b) there is no certainty that all or any part of the mineral resources will be converted to mineral reserves; (c) the economic analysis contained in the 2022 BFS Update may include inferred mineral resources that are too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves; and (d) the estimates and economic metrics presented herein may differ materially from the estimates that will be required to be included in Sow Good's SEC filings following closing of the Transaction.

Post-Closing Remediation. Following closing, Sow Good intends to commission an S-K 1300-compliant technical report summary for the Nachu Project, to be prepared by an independent qualified person, and to file such report with the SEC as required. Until such time, investors should not place undue reliance on the historical estimates and technical information referenced herein.

No Adoption or Endorsement. For the avoidance of doubt, the Company does not adopt, endorse, or make any representation or warranty as to the accuracy, completeness, or reliability of any mineral resource or mineral reserve estimate, economic analysis, production profile, offtake arrangement, or other technical or commercial information prepared or reported by Ryzon or its consultants. All such information referenced in this presentation has been derived from publicly available disclosures by Ryzon and is provided solely for the purpose of giving investors context regarding the Transaction.

SOW GOOD INC. / NASDAQ: SOWG 24

APPENDIX

JORC Code 2012 vs. S-K 1300.

The JORC Code 2012 is an internationally recognized reporting code required for Australian-listed companies. As an SEC registrant, Sow Good is required to report mineral resource and mineral reserve information in compliance with S-K 1300. The two regimes differ in several material respects.

Topic	JORC Code 2012	S-K 1300
Classification criteria	Measured, Indicated, Inferred (Resources); Proved, Probable (Reserves) — distinct definitions	Similar categories but with different thresholds and qualifying criteria
Technical report summary	Competent Person Statements; JORC Tables; no prescribed report format	Prescribed Technical Report Summary (TRS) filed as an exhibit; qualified-person attestation
Commodity pricing	Various acceptable methodologies (historical, forward)	Prescribed commodity-pricing methodology (generally historical 24-month average)
Inferred resources in economics	Permitted under certain conditions	Generally excluded; if included requires extensive cautionary language and sensitivity analysis
Qualified / Competent Person	Competent Person under JORC	Qualified Person under S-K 1300 — different eligibility criteria

The table above is a summary only and is not a complete description of the differences between the two standards. Investors should refer to the JORC Code 2012 and S-K 1300 in full for a complete understanding.

SOW GOOD INC. / NASDAQ: SOWG

25

SOW GOOD INC.

NASDAQ: SOWG

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CONTACT

Sam Goldberg

Chief Executive Officer, Sow Good Inc.

sgoldberg@sowgoodinc.com / www.sowgoodinc.com

APRIL 22, 2026